united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

Annual Report
June 30, 2015

1-855-BUY-GNKO
www.ginkgofunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Ginkgo Multi-Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

July 30, 2015

Dear Fellow Ginkgo Multi-Strategy Fund Shareholder,

We continue to feel that the Ginkgo Multi-Strategy Fund is a uniquely designed mutual fund that is a great asset for our shareholders to own. The Fund’s ability to be tactical and active should help it to adapt and benefit from a large variety of market conditions. Whether equity markets are rising, declining, relatively flat, or bouncing back-and-forth, this tactical approach should allow the Ginkgo Multi-Strategy Fund to participate in market gains when they are available, and to avoid significant drawdowns as much as it can. With the extensive market volatility this year it has been a challenge to all investment managers. While we expect this volatility will likely continue, we feel that the Ginkgo Multi-Strategy Fund will be able to benefit from the market conditions as they become evident. The Fund will continue to be active in its goal to reposition assets to best take advantage of the existing and constantly changing market conditions. As we look forward into the remainder of 2015, we feel even more optimistic that this Fund will perform well for our shareholders.

In recent months we have utilized the Momentum Strategy a bit more heavily, as these stocks have been the ones that have benefited the most. In many cases it seems the outperforming stocks continue to lead, while the stocks that miss on earnings expectations have gotten sternly punished. Using technical analysis and in depth research, we have selected stocks we believe have the “wind at their backs,” and will continue to rise and outperform in the near future.

Therefore we have had less emphasis on the Dividend Strategy and Value Strategy in recent periods. With the markets balancing near all-time highs, value stocks are less available than usual. However, there have certainly been some stocks that have represented attractive valuations, but lately these “cheap” stocks have continued to decline. In many cases these declines have been rather dramatic. This is sometimes referred to as a “value trap.” A great example of this issue is that although commodity-related stocks are down by significant amounts over the past several quarters, they still continue to decline. We have avoided these types of securities in the Ginkgo Multi-Strategy Fund for an extended period of time and that has benefited our shareholders.

We also have had positions in various exchange traded funds (ETFs) to take advantage market segments that have outperformed. Additionally, we have used short-term tactical trading strategies to profit on unique opportunities when conditions warrant that type of position. If the equity markets continue to struggle to break out above previous highs, it is likely that the Fund will continue to utilize short-term tactical trading to benefit from market conditions.

During the last 12 months, we have had varying levels of cash positions, which is an ability that sets the fund apart from many other mutual funds. Unlike other mutual funds that must remain substantially invested at all times, the Ginkgo Multi-Strategy Fund has the ability to change its allocation in attempting to avoid investing in assets when they are declining. We utilize the cash position as a way to avoid significant market drawdowns with a portion of the assets. We will continue to use a flexible level of our cash position to be defensive, when the market conditions warrant such action. While we continue to participate in equity markets, we also will continue to keep an eye on China, Europe, Central Bank policies, and the political and economic landscape.

This first half of 2015 certainly was a volatile one as the market remained range bound throughout the two quarters. Market moving headlines included issues with the Fed, Eurozone and Greece, China’s economy and monetary policies, as well Iran and Saudi Arabia. At several points the market seemed primed and ready to continue upward, only to get turned back due to an unexpected headline. At several points the market also seemed to be starting an extended decline, only to turn back upward suddenly. Throughout the period both the positive and negative news was plentiful, however in the end neither one was able to move the market outside of the trading range. January had three strong moves down, each paired with a strong move back up. Market conditions this volatile are quite rare. However February was a slight reprieve from the ups-and-downs as the equity markets rose throughout the month. The Ginkgo Multi-Strategy Fund quickly became fully invested in equities and was able to participate significantly in much of this February rise. However March brought more headaches, including two swift downward moves in stocks, with a strong jump upward in between them. While the second quarter of 2015 was not quite as volatile as the first quarter, the equity market has remained within its trading range, unable to make a decisive break higher or lower. January and March represent market conditions that are the most challenging environments for our tactical investment strategy, with each change in the wind so strong and seemingly decisive, and yet so easily reversed by the next move. While these conditions are challenging, we are now better prepared to endure this environment going forward. Additionally, we do expect that at some point the markets will likely break out of its trading range and at that time, our portfolio will attempt to be repositioned to take advantage of the next move.

In the beginning of the year, the Fund’s investment strategy focused more on the short-term market trends. In the more recent quarter, that primary focus has shifted to two different focuses. One focus has a more intermediate time frame and this strategy is based on owning a more concentrated group of the Adviser’s select strongest-conviction stocks. We have carefully vetted these stocks based on fundamental analysis, valuation, as well as technical set-up and price momentum. We specifically narrow the list to just the stocks that we think will benefit from the particular market environment right now. During the past few months, these stocks have performed quite well. Additionally, the second focus the Fund is utilizing now is managing a portion of the assets on the extremely short-term trend and the technical signals that we see on a more day-to-day basis. Given the volatile and fickle market that we have had so far this year, a day-to-day market trend analysis has proved more beneficial than the traditional short-term trend following that has worked effectively in the past. With these two new focuses we have seen very solid results in recent months.

The adaptability of our investment strategy is one of the most important components for the Ginkgo Multi-Strategy Fund. We feel confident that the Ginkgo Fund is very-well positioned to continue its recent results for the rest of the year, given that the market may remain volatile within its trading range. We also feel confident that if the market were to change, for a more bullish or bearish second half of the year, that the Adviser will act quickly to participate in the benefiting market segments and to avoid the negatively impacted market segments. We do expect that at some point the markets will likely break out of its trading range and at that time, our portfolio will attempt to be repositioned to take advantage of the next move.

While economic news in the U.S. overall has improved throughout much of this year, there is starting to be some signs that it may not continue as strongly as expected. In the U.S. every economic data point is being evaluated not just on whether it is good or bad for the economy, but now more importantly about how it may impact the Fed’s future decision on if/when to raise interest rates. This event is now on the very near horizon, and the market has been digesting that for a while. It seems that the closer we get to the expected first raise in interest rates, the more uncertainty there is on how such an event will impact the equity markets. The environment in the rest of the world has become more complicated in recent months as well. European uncertainty is beginning to fade from the markets, now that they are closer to a resolution with Greece. However China’s volatility has been escalating. It is yet to be determined exactly how much a dramatic slowdown in the Chinese economy would impact the global markets. Despite the challenges that these many issues raise, the Adviser feels that the market will move forward one way or another. When that occurs, the Adviser expects that the tactical nature of the Fund should again display great value to shareholders. The Adviser has been and will continue to try to reposition the Fund’s assets to best take advantage of the market conditions. The Adviser expects to see continued volatility during the rest of 2015. However the Adviser remains optimistic that despite the pullbacks and volatility, the market could still continue to climb a wall of worry during 2015 and reach new all-time highs. The Adviser feels that it is always important to monitor the broad markets’ technical and fundamental indicators. The Adviser plans to remain active in these volatile markets, working to protect assets and create gains for shareholders. The Adviser is constantly looking toward avoiding a significant stock market downturn, which the Adviser expects is likely to occur within the next few years. The Adviser continues to believe that the Fund needs to seek to be able to avoid significant drawdowns.

The Adviser will continue to be aggressive in making profits for the Fund during rising market conditions. However when our analysis shows that the market is due for a correction, the Adviser will reallocate assets, to avoid experiencing the full decline of the expected market correction. The Adviser feels that the Fund is well positioned for the given market conditions and is also ready to reallocate when it is appropriate.

Christina V. Winch, CFP®

Chief Executive Officer

4576-NLD-8/14/2015

GINKGO MULTI-STRATEGY FUND

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for the periods ended June 30, 2015, as compared to its benchmarks:

	One Year	Three Year	Since Inception **
Ginkgo Multi-Strategy Fund - Investor Class	(5.91)%	5.69%	5.05%
Dow Jones Moderate Portfolio Index ***	1.25%	9.16%	8.89%
Citigroup 1-Month U.S. Treasury Bill Index****	0.01%	0.03%	0.03%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The total operating expenses as stated in the fee table to the Fund’s prospectus dated October 28, 2014 is 2.02% for the Investor Class. Investor Class shares are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-855-BUY-GNKO.

**	Inception date is September 2, 2011.

***	The Dow Jones Moderate Portfolio Index (the “Index”) is based on the Dow Jones Relative Risk Index and consists of 60% equities and 40% fixed income securities. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

****	The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2015
Fund Holdings by Industry/Investment Type	% of Net Assets
Exchange Traded Funds - Equity	32.4%
Semiconductors	8.1%
Pharmaceuticals	6.8%
Banks	6.5%
Computers	5.1%
Healthcare-Services	5.0%
Apparel	4.7%
Retail	4.4%
Telecommunications	4.2%
Software	4.0%
Other Industries/Investment Types	18.9%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

GINKGO MULTI-STRATEGY FUND

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	COMMON STOCKS - 64.9%
	AEROSPACE/DEFENSE - 2.2%
4,730	Northrop Grumman Corp.	$750,320

	APPAREL - 4.7%
7,415	NIKE, Inc.	800,968
9,290	Under Armour Inc.*	775,158
		1,576,126
	BANKS - 6.5%
12,405	Citigroup, Inc.	685,252
10,360	JPMorgan Chase & Co.	701,994
13,740	Wells Fargo & Co.	772,738
		2,159,984
	BIOTECHNOLOGY - 2.2%
4,700	Amgen, Inc.	721,544

	COMMERCIAL SERVICES - 2.3%
26,490	Quanta Services, Inc. *	763,442

	COMPUTERS - 5.1%
8,150	Apple, Inc. ^	1,022,214
11,040	Cognizant Technology Solutions Corp. *	674,434
		1,696,648
	ELECTRONICS - 2.3%
7,440	Honeywell International, Inc.	758,657

	HEALTHCARE-SERVICES - 5.0%
9,135	HCA Holdings, Inc. *	828,727
5,785	Universal Health Services, Inc.	822,048
		1,650,775
	INTERNET - 2.4%
9,365	Facebook, Inc. *	803,189

	MEDIA - 2.3%
6,790	Walt Disney Co. ^	775,011

	OIL & GAS - 2.4%
12,620	Valero Energy Corp.	790,012

	PHARMACEUTICALS - 6.8%
11,610	Bristol-Myers Squibb Co.	772,529
8,640	Express Scripts Holding Co. *	768,442
3,280	McKesson Corp.	737,377
		2,278,348
	RETAIL - 4.4%
9,060	Dollar General Corp	704,324
6,835	Home Depot, Inc.	759,574
		1,463,898
	SEMICONDUCTORS - 8.1%
17,310	M/A-COM Technology Solutions Holdings, Inc. *	662,107
8,515	Qorvo, Inc. *	683,499
6,710	Skyworks Solutions, Inc.	698,511
33,530	Teradyne, Inc.	646,794
		2,690,911
	SOFTWARE - 4.0%
15,975	Oracle Corp.	643,792
9,850	Salesforce.com, Inc. *	685,855
		1,329,647
	TELECOMMUNICATIONS - 4.2%
12,860	Level 3 Communications, Inc. *	677,336
19,380	Vodafone Group PLC	706,401
		1,383,737

	TOTAL COMMON STOCKS (Cost - $20,779,593)	21,592,249

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 32.4%
	EQUITY FUNDS - 32.4%
47,920	Financial Select Sector SPDR Fund	$1,168,289
33,165	SPDR S&P 500 ETF Trust	6,827,015
28,030	SPDR S&P Regional Banking ETF	1,237,805
18,510	Vanguard FTSE Europe ETF	999,170
3,750	Vanguard Health Care ETF ^	524,850
	TOTAL EXCHANGE TRADED FUNDS (Cost - $10,608,559)	10,757,129

	PREFERRED STOCK - 0.4%
5,000	Associated Banc-Corp., 8.00%	133,150
	TOTAL PREFERRED STOCK (Cost - $125,500)

	SHORT-TERM INVESTMENTS - 2.4%
	MONEY MARKET FUND - 2.4%
794,221	BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class, 0.00% +	794,221
	TOTAL SHORT-TERM INVESTMENTS (Cost - $794,221)

	TOTAL INVESTMENTS - 100.1% (Cost - $32,307,873)(a)	$33,276,749
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(25,614)
	NET ASSETS - 100.0%	$33,251,135

*	Non-income producing securities.

+	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

^	Securities pledged as collateral for borrowing.

ETF - Exchange Traded Fund

FTSE - Financial Times and London Stock Exchange

PLC - Public Limited Company

SPDR - Standard & Poor’s Depositary Receipt

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $32,390,846 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,420,008
Unrealized depreciation:	(534,105)
Net unrealized appreciation:	$885,903

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015

ASSETS
Investment securities:
At cost	$32,307,873
At value	$33,276,749
Receivable for securities sold	27,238,546
Dividends and interest receivable	67,447
Prepaid expenses and other assets	25,063
Receivable for Fund shares sold	200
TOTAL ASSETS	60,608,005

LIABILITIES
Payable for investments purchased	26,317,718
Due to broker	960,680
Investment advisory fees payable	33,326
Distribution (12b-1) fees payable	13,330
Payable for Fund shares repurchased	1,470
Accrued expenses and other liabilities	30,346
TOTAL LIABILITIES	27,356,870
NET ASSETS	$33,251,135

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$31,274,914
Accumulated net investment loss	(187,456)
Accumulated net realized gain on investments	1,194,887
Net unrealized appreciation of investments	968,790
NET ASSETS	$33,251,135

NET ASSET VALUE PER SHARE:
Net Assets	$33,251,135
Shares of beneficial interest outstanding	3,060,825
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.86

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2015

INVESTMENT INCOME
Dividends (includes foreign tax withholding of $375)	$690,920
Interest	107
TOTAL INVESTMENT INCOME	691,027

EXPENSES
Investment advisory fees	508,608
Distribution (12b-1) fees	203,443
Administrative services fees	55,972
Accounting services fees	32,771
Transfer agent fees	31,499
Registration fees	24,876
Interest expense	18,921
Compliance officer fees	16,001
Custodian fees	15,720
Printing and postage expenses	15,540
Audit fees	15,468
Legal fees	12,760
Trustees fees and expenses	12,760
Insurance expense	2,600
Other expenses	1,242
TOTAL EXPENSES	968,181

NET INVESTMENT LOSS	(277,154)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments	1,328,072
Net realized gain on foreign currency transactions	7
Net realized loss on securities sold short	(85,647)
Net change in unrealized depreciation on investments and foreign currency translations	(3,945,684)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(2,703,252)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,980,406)

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
FROM OPERATIONS
Net investment loss	$(277,154)	$(130,182)
Net realized gain on investments, options purchased, securities sold short and foreign currency transactions	1,242,432	2,674,770
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(3,945,684)	2,586,276
Net increase (decrease) in net assets resulting from operations	(2,980,406)	5,130,864

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	(2,280,672)	(1,569,454)
Net decrease in net assets resulting from distributions to shareholders	(2,280,672)	(1,569,454)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	5,302,956	14,059,761
Net asset value of shares issued in reinvestment of distributions	2,280,400	1,569,217
Payments for shares redeemed	(21,866,212)	(3,717,149)
Redemption fee proceeds	37	251
Net increase (decrease) in net assets resulting from shares of beneficial interest	(14,282,819)	11,912,080

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,543,897)	15,473,490

NET ASSETS
Beginning of Year	52,795,032	37,321,542
End of Year *	$33,251,135	$52,795,032
* Includes accumulated net investment loss of:	$(187,456)	$—

SHARE ACTIVITY
Shares Sold	452,638	1,219,170
Shares Reinvested	197,437	140,611
Shares Redeemed	(1,963,465)	(326,122)
Net increase (decrease) in shares of beneficial interest outstanding	(1,313,390)	1,033,659

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	Investor Class

	For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended	Period Ended
	June 30, 2015		June 30, 2014		June 30, 2013	June 30, 2012 (1)

Net asset value, beginning of period	$12.07		$11.17		$10.11	$10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.06)		(0.04)		0.09	0.12
Net realized and unrealized gain (loss) on investments	(0.62)		1.40		1.07	0.11
Total from investment operations	(0.68)		1.36		1.16	0.23
Less distributions from:
Net investment income	—		—		(0.10)	(0.12)
Net realized gains	(0.53)		(0.46)		—	—
Total distributions	(0.53)		(0.46)		(0.10)	(0.12)
Paid-in-capital from redemption fees (2)	0.00	**	0.00	**	0.00 **	0.00	**
Net asset value, end of period	$10.86		$12.07		$11.17	$10.11
Total return (3)	(5.91)%		12.50%		11.52%	2.28	% (4)
Net assets, end of period (000s)	$33,251		$52,795		$37,322	$30,986
Ratio of expenses to average net assets (6)	1.91	% (8)	1.93	% (8)	1.89%	2.19	% (5)
Ratio of net investment income (loss) to average net assets (6,7)	(0.55	)% (8)	(0.31	)% (8)	0.86%	1.46	% (5)

Portfolio Turnover Rate	607%		304%		221%	187	% (4)

(1)	Ginkgo Multi-Strategy Fund commenced operations on September 2, 2011.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of redemption fees and are historical in nature and represent the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(4)	Not annualized.

(5)	Annualized.

(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(7)	Recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Includes interest expense. Excluding interest expense, the ratio of expenses to average net assets would have been 1.87% and the ratio of net investment loss to average net assets would have been (0.51)% for the year ended June 30, 2015. Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.88% and the ratio of net investment loss to average net assets would have been (0.26)% for the year ended June 30, 2014.

**	Per share amount represents less than $0.01 per share

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

1.	ORGANIZATION

Ginkgo Multi-Strategy Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund currently offers one class of shares: Investor Class shares, which are offered at net asset value. The investment objective of the Fund is total return from income and capital appreciation. The Fund commenced operations on September 2, 2011. The Fund has three classes of shares: Class A shares, Class C shares and Investor Class shares. Class A and Class C shares are not currently available for purchase.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trusts’ Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the open-end funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2015 for the Fund’s assets and liabilities measured at fair value:

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$21,592,249	$—	$—	$21,592,249
Exchange Traded Funds	10,757,129	—	—	10,757,129
Preferred Stock	—	133,150	—	133,150
Short-Term Investments	794,221	—	—	794,221
Total	$33,143,599	$133,150	$—	$33,276,749

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 or Level 2 during the year. It is the Fund’s policy to recognize transfers into or out of Level 1 or Level 2 at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax years (2012 – 2014), or expected to be taken in the Fund’s tax returns for the year ended June 30, 2015. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare distributions from and pays net realized capital gains, if any, annually. The character of income and gains distributed is determined in accordance with

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Winch Advisory Services, LLC (the “Advisor”), serves as investment advisor to the Fund.

Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended June 30, 2015, the Advisor earned fees of $508,608.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund pays 0.40% per year of the average daily net assets of Investor Class shares for such distribution and shareholder service activities. For the year ended June 30, 2015, the Fund incurred distribution fees of $203,443 for Investor Class shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended June 30, 2015 amounted to $279,241,308 and $296,718,564, respectively.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

5.	BORROWING

For the year ended June 30, 2015, borrowings by the Fund were as follows:

	Weighted	Weighted	Number of	Interest	Maximum Amount
	Average	Average	Days	Expense	Borrowed During
Ginkgo Multi-Strategy Fund	Interest Rate	Loan Balance	Outstanding	Incurred	the Year
Goldman Sachs Margin Account	1.72%	$846,788	353	$18,921	$2,424,780

As of June 30, 2015, Ginkgo Multi-Strategy Fund had an outstanding loan balance in the amount of $960,680. This is reflected as “Due to Broker” in the Statement of Assets and Liabilities.

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended June 30, 2015, the Fund assessed redemption fees of $37.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2015	June 30, 2014
Ordinary Income	$937,842	$1,060,895
Long-Term Capital Gains	1,342,830	508,559
Return of Capital	—	—
	$2,280,672	$1,569,454

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficit)
$—	$1,277,860	$—	$—	$(187,456)	$885,817	$1,976,221

The difference between book basis and tax basis unrealized depreciation and accumulated net realized gain from security transportation is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $187,456.

GINKGO MULTI-STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Permanent book and tax differences, primarily attributable to the tax treatment of foreign currency gains and net operating losses, and tax adjustments for partnerships, grantor trust and the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days, resulted in reclassification for the year ended June 30, 2015 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Gain
$(89,548)	$89,698	$(150)

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2015, TD Ameritrade, Inc. held approximately 99.96% of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by TD Ameritrade, Inc. are also owned beneficially by any party who would be presumed to control the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ginkgo Multi-Strategy Fund
and the Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Gingko Multi-Strategy Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period September 2, 2011 (commencement of operations) through June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ginkgo Multi-Strategy Fund as of June 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended and for the period September 2, 2011 through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 26, 2015

GINKGO MULTI-STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2015

Ginkgo Multi-Strategy Fund – Adviser: Winch Advisory Services, LLC *

In connection with the regular meeting held on June 30 & July 1, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Winch Advisory Services, LLC (“Winch”) and the Trust, with respect to the Ginkgo Multi-Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Winch, founded in 1981 and currently managing nearly $270 million in assets, provides customized investment management and financial planning services based on the client’s specific risk tolerance and investment objective. The Board reviewed the background information on the key investment personnel who are responsible for servicing the Fund, noting that the investment team is comprised of veteran financial professionals with diverse skills. The Board reviewed Winch’s investment process noting that it utilizes a team of researchers and system strategists who conduct deep-dive fundamental and technical analysis of existing holdings and any new investment options for the Fund. The Board also observed that the investment team meets on a daily basis to discuss current holdings and market trends and if necessary will move to cash positions or into other defensive positions to protect against downside risk. The Board reviewed Winch’s broker-dealer selection process noting it takes a qualitative approach with an execution committee conducting period reviews. The Board noted that Winch reported there had been no material compliance or litigation issues since the last advisory contract renewal. The Board recognized that Winch demonstrates a strong commitment to its clients as evidenced by a 97% retention rate over the years. The Board concluded that Winch should continue to provide high quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees reviewed the Fund’s performance and agreed that over the last three years the Fund has had a solid track record, however, over the last six months it appears that the Fund has suffered from ill-timed defensive moves. They noted that the Fund’s Sharpe ratio is similar to the Morningstar category. The Trustees considered that the Fund has performed in-line with the Morningstar category but has lagged Winch selected benchmark and peer group. The Trustees concluded that Winch is executing its strategy and is meeting its objective of generating total return for shareholders.

Fees and Expenses. The Trustees considered the advisory fee charged to the Fund and noted that it was equal to the peer group average, but higher than the Morningstar category average. They noted that the Fund’s expense ratio compares well to its peers and is well within the range of ratios for both the peer group and Morningstar category. After discussion, the Trustees concluded the advisory fee charged to the Fund was reasonable based upon the active management of the Fund’s portfolio.

GINKGO MULTI-STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2015

Economies of Scale. The Trustees noted the absence of breakpoints at this time, but considered, given the size of the Fund, breakpoints are not realistic at this time. They further noted that Winch agreed, in its written materials to the Board responses, to consider the matter of breakpoints as the Fund realizes meaningful asset growth. They concluded to annually monitor the Fund’s asset levels and discuss breakpoints in the future as economies are realized.

Profitability. The Trustees reviewed the profitability analysis provided by Winch and noted that it realized a profit in connection with its relationship with the Fund. They noted that the amount of profit, however, was far from excessive in terms of actual dollars and percentage of revenue. The Trustees concluded that Winch’s profitability was reasonable.

Conclusion. Having requested and received such information from Winch as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Ginkgo Multi-Strategy Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

GINKGO MULTI-STRATEGY FUND
EXPENSE EXAMPLES (Unaudited)
June 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	1/1/15	6/30/15	1/1/15 – 6/30/15*	1/1/15 – 6/30/15**
Investor Class	$1,000.00	$932.20	$9.63	2.01%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	1/1/15	6/30/15	1/1/15 – 6/30/15*	1/1/15 – 6/30/15**
Investor Class	$1,000.00	$1,014.83	$10.04	2.01%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

GINKGO MULTI-STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	101	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985–2011).	101	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	101	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	101	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	133	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	133	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

6/30/15 – NLFT_v4

GINKGO MULTI-STRATEGY FUND
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	101	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-289-4656.

6/30/15 – NLFT_v4

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-BUY-GNKO or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-BUY-GNKO.

INVESTMENT ADVISOR
Winch Advisory Services, LLC
424 East Wisconsin Ave.
Appleton, WI 54911

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr., Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $13,700

2014 - $13,500

2013 - $13,000

(b)	Audit-Related Fees

2015 - None

2014 - None

2013 - None

(c)	Tax Fees

2015 - $2,000

2014 - $2,000

2013 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

2013 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014	2013
Audit-Related Fees:	100%	100%	100%
Tax Fees:	100%	100%	100%
All Other Fees:	100%	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $2,000

2014 - $2,000

2013 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/3/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 9/3/15